Exhibit 99.1

      IASIS Healthcare Announces Fourth Quarter and Year-End 2006 Results

    FRANKLIN, Tenn.--(BUSINESS WIRE)--Nov. 17 2006--IASIS
Healthcare(R) LLC ("IASIS") today announced financial and operating results for the fourth quarter and fiscal year ended September 30, 2006.

    Net revenue for the fourth quarter totaled $407.6 million, an increase of 9.1%, compared with $373.5 million for the prior year quarter. Adjusted EBITDA for the fourth quarter totaled $50.6 million, compared with $44.5 million, which includes $4.8 million of hurricane-related expenses, for the prior year quarter. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information. Net earnings for the fourth quarter totaled $11.1 million, compared with $4.4 million for the prior year quarter.

    Net patient revenue per adjusted admission increased 4.9% in the fourth quarter, compared with the prior year quarter. Admissions and adjusted admissions increased 3.5% and 1.2%, respectively, in the fourth quarter, compared with the prior year quarter. Excluding The Medical Center of Southeast Texas, which was closed for a portion of the prior year quarter as a result of Hurricane Rita, admissions and adjusted admissions increased 2.2% and 0.3%, respectively, in the fourth quarter, compared with the prior year quarter.

    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "While we continue to be impacted by many of the same pressures facing others in our industry, we are pleased to end the fiscal year with a solid quarter of growth in admissions and revenue. We believe our focus on operations remains key to our continued success. In the new fiscal year, we remain committed to our proven strategies of investing capital to improve our hospitals and better serve our communities, including the opening of our new hospital in Mesa, Arizona, recruiting skilled physicians to our growing markets and efficiently managing costs."

    Net revenue for the year ended September 30, 2006 increased 6.7% to $1.626 billion, compared with $1.524 billion in the prior year. Adjusted EBITDA for the year ended September 30, 2006 totaled $210.3 million, compared with $211.4 million for the prior year, which includes $4.8 million of hurricane-related expenses. Net earnings totaled $39.6 million for the year ended September 30, 2006, compared with $40.6 million for the prior year.

    IASIS' results for fiscal year 2006 include $9.0 million of business interruption insurance proceeds received in connection with the temporary closure and disruption of operations at The Medical Center of Southeast Texas, in Port Arthur, Texas, as a result of Hurricane Rita. The Company continues to work with its insurer to process a final settlement for these losses. The timing and amount of any additional proceeds have not yet been determined.

    For the year ended September 30, 2006, net patient revenue per adjusted admission increased 4.8%, compared with the prior year.
Admissions and adjusted admissions decreased 0.2% and 0.3%, respectively, for the year ended September 30, 2006, compared with the prior year.

    IASIS' company-wide uninsured discount program, which became effective during the third quarter of fiscal 2006, resulted in $13.5 million and $20.3 million in discounts being provided to uninsured patients during the fourth quarter and the year ended September 30, 2006, respectively. The Company's uninsured discount program had the effect of reducing net revenue and the provision for bad debts by generally corresponding amounts. The implementation of this uninsured discount program did not significantly impact the Company's net earnings. A table describing the impact of adjusting for the uninsured discount program is included in this press release in the attached Supplemental Operating Measures Adjusted for Comparative Analysis.

    Adjusting for the impact of uninsured discounts, net patient revenue per adjusted admission increased 9.7% and 6.5% in the fourth quarter and year ended September 30, 2006, respectively, compared with the prior year periods.

    A listen-only simulcast and 30-day replay of IASIS' fourth quarter and fiscal year-end conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on November 17, 2006. A copy of this press release will also be available on the Company's website.

    IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 14 acute care hospitals and one behavioral health hospital with a total of 2,206 beds in service and has total annual net revenue of approximately $1.6 billion. These hospitals are located in five regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; three cities in Texas, including San Antonio; and Las Vegas, NV. IASIS is currently constructing Mountain Vista Medical Center, a new 172-bed hospital located in Mesa, Arizona. IASIS also owns and operates a Medicaid managed health plan in Phoenix that serves over 114,700 members. For more information on IASIS, please visit the Company's website at www.iasishealthcare.com.

    Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), financing needs, projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. Those risks and uncertainties include, among others, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing which may increase our labor costs and reduce profitability, our failure to consistently enhance our hospitals with the most recent technological advances in diagnostic and surgical equipment that would adversely affect our ability to maintain and expand our markets, our failure to comply with extensive laws and government regulations, the outcome of (and expenses incurred in connection with) an ongoing OIG investigation, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows, the impact of certain factors, including severe weather conditions and natural disasters, on our revenue and volume trends at our hospitals, continuing uncertainty relating to insurance claims made by us, and the total remediation costs, for The Medical Center of Southeast Texas stemming from Hurricane Rita, our ability to control costs at Health Choice, the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued or experiencing materially reduced reimbursements, the possibility that Health Choice's contract with the Centers for Medicare & Medicaid Services to be a Medicare Advantage Prescription Drug Special Needs Plan may result in reduced profitability, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions that may disrupt our ongoing operations, difficulties with construction of our new hospital that may require unanticipated capital expenditures, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, the rising costs for construction materials and labor that could have an adverse impact on the return on investment relating to our new hospital and other expansion projects, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, our dependence on key personnel, the loss of one or more of which could have a material adverse effect on our business, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, the possibility of a decline in the fair value of our reporting units that could result in a material non-cash change to earnings and those risks, uncertainties and other matters detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                         IASIS HEALTHCARE LLC
          Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                         Three Months Ended          Year Ended
                           September 30,            September 30,
                      ------------------------ -----------------------
                           2006        2005       2006        2005
                       -------------  --------  ----------  ----------
Net revenue:
   Acute care revenue $     299,619  $284,098  $1,219,474  $1,170,483
   Premium revenue          107,981    89,418     406,522     353,244
                       -------------  --------  ----------  ----------
     Total net
      revenue               407,600   373,516   1,625,996   1,523,727

Costs and expenses:
   Salaries and
    benefits                118,839   109,487     470,171     442,173
   Supplies                  44,057    44,012     187,799     184,875
   Medical claims            90,090    76,027     343,660     302,204
   Other operating
    expenses                 64,474    49,141     246,325     211,698
   Provision for bad
    debts                    31,472    37,108     141,774     133,870
   Rentals and leases         8,699     8,515      34,956      32,750
   Interest expense,
    net                      17,312    16,597      69,687      66,002
   Depreciation and
    amortization             17,258    19,628      71,925      71,037
   Management fees            1,047       908       4,189       3,791
   Hurricane-related
    expenses                      -     4,762           -       4,762
   Business
    interruption
    insurance
    recoveries                 (654)        -      (8,974)          -
                       ------------- ---------  ---------- -----------
     Total costs and
      expenses              392,594   366,185   1,561,512   1,453,162

Earnings before gain
 (loss) on disposal
 of assets, minority
 interests and income
 taxes                       15,006     7,331      64,484      70,565
Gain (loss) on
 disposal of assets,
 net                          1,740      (151)        899        (231)
Minority interests           (1,159)      163      (3,546)     (2,891)
                       -------------  --------  ----------  ----------

Earnings before
 income taxes                15,587     7,343      61,837      67,443
Income tax expense            4,533     2,972      22,288      26,851
                       -------------  --------  ----------  ----------

Net earnings          $      11,054  $  4,371  $   39,549  $   40,592
                       =============  ========  ==========  ==========




                         IASIS HEALTHCARE LLC
                     Consolidated Balance Sheets
                            (in thousands)

                                                Sept. 30,   Sept. 30,
                                                  2006        2005
                                                ----------  ----------
                                               (Unaudited)
                    ASSETS

Current assets:
   Cash and cash equivalents                   $   95,415  $   89,097
   Accounts receivable, net                       182,452     166,456
   Inventories                                     34,299      29,866
   Deferred income taxes                           41,416      56,003
   Prepaid expenses and other current assets       41,841      25,236
                                                ----------  ----------
            Total current assets                  395,423     366,658

Property and equipment, net                       727,048     647,596
Goodwill                                          756,479     754,375
Other intangible assets, net                       39,000      42,000
Other assets, net                                  49,885      42,095
                                                ----------  ----------
            Total assets                       $1,967,835  $1,852,724
                                                ==========  ==========

            LIABILITIES AND EQUITY

Current liabilities:
   Accounts payable                            $   73,351  $   58,684
   Salaries and benefits payable                   29,082      24,887
   Accrued interest payable                        19,965      18,489
   Medical claims payable                          81,822      60,201
   Other accrued expenses and other current
    liabilities                                    49,087      30,550
   Current portion of long-term debt and
    capital lease obligations                       7,432       7,757
                                                ----------  ----------
            Total current liabilities             260,739     200,568

Long-term debt and capital lease obligations      889,513     897,051
Deferred income taxes                              81,179      74,883
Other long-term liabilities                        47,611      36,801
Minority interest                                  32,297      26,474

Equity:
   Member's equity                                656,496     616,947
                                                ----------  ----------
            Total liabilities and equity       $1,967,835  $1,852,724
                                                ==========  ==========




                         IASIS HEALTHCARE LLC
          Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                      Year Ended
                                                     September 30,
                                                 ---------------------
                                                    2006       2005
                                                  ---------  ---------
Cash flows from operating activities:
   Net earnings                                  $  39,549  $  40,592
   Adjustments to reconcile net earnings
      to net cash provided by operating
       activities:
         Depreciation and amortization              71,925     71,037
         Amortization of loan costs                  2,960      5,789
         Minority interests                          3,546      2,891
         Deferred income taxes                      21,002     25,600
         (Gain) loss on disposal of assets, net       (899)       231
         Hurricane-related expenses                      -      4,762
         Changes in operating assets and
          liabilities:
            Accounts receivable                    (15,996)    (1,176)
            Inventories, prepaid expenses and
             other current assets                  (16,566)    (7,556)
            Accounts payable and other accrued
             liabilities                            51,623      6,983
                                                  ---------  ---------
               Net cash provided by operating
                activities                         157,144    149,153
                                                  ---------  ---------

Cash flows from investing activities:
   Purchases of property and equipment            (146,928)  (142,368)
   Acquisitions including working capital
    settlement payments                                  -     (1,359)
   Investment in joint venture                           -     (3,732)
   Proceeds from sale of property and equipment        147          -
   Change in other assets                              598     (4,275)
                                                  ---------  ---------
               Net cash used in investing
                activities                        (146,183)  (151,734)
                                                  ---------  ---------

Cash flows from financing activities:
   Payment of debt and capital leases               (7,863)   (10,849)
   Proceeds from borrowings                              -      2,274
   Debt financing costs incurred                         -       (487)
   Distribution of minority interests               (2,507)    (4,092)
   Proceeds from sale of partnership interests       5,727      6,027
                                                  ---------  ---------
               Net cash used in financing
                activities                          (4,643)    (7,127)
                                                  ---------  ---------

Increase (decrease) in cash and cash equivalents     6,318     (9,708)
Cash and cash equivalents at beginning of period    89,097     98,805
                                                  ---------  ---------
Cash and cash equivalents at end of period       $  95,415  $  89,097
                                                  =========  =========

Supplemental disclosure of cash flow
 information:
   Cash paid for interest                        $  72,271  $  61,363
                                                  =========  =========
   Cash paid for income taxes, net               $   1,082  $   2,421
                                                  =========  =========




                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)

                      For the Three Months Ended September 30, 2006
                   ---------------------------------------------------
                   Acute Care  Health Choice Eliminations Consolidated
                   ----------- ------------- ------------ ------------
Acute care revenue $  299,619  $          -  $         -  $   299,619
Premium revenue             -       107,981            -      107,981
Revenue between
 segments               3,810             -       (3,810)           -
                    ---------- ------------- ------------ ------------
   Net revenue        303,429       107,981       (3,810)     407,600

Salaries and
 benefits             115,599         3,240            -      118,839
Supplies               43,967            90            -       44,057
Medical claims              -        93,900       (3,810)      90,090
Other operating
 expenses              60,880         3,594            -       64,474
Provision for bad
 debts                 31,472             -            -       31,472
Rentals and leases      8,416           283            -        8,699
Business
 interruption
 insurance
 recoveries              (654)            -            -         (654)
                    ---------- ------------- ------------  -----------
   Adjusted EBITDA
    (1)                43,749         6,874            -       50,623

Interest expense,
 net                   17,312             -            -       17,312
Depreciation and
 amortization          16,409           849            -       17,258
Management fees         1,047             -            -        1,047
                    ---------- ------------- ------------  -----------
Earnings before
 gain (loss) on
 disposal of
 assets, minority
 interests and
 income taxes           8,981         6,025            -       15,006
Gain (loss) on
 disposal of
 assets, net            1,794           (54)           -        1,740
Minority interests     (1,159)            -            -       (1,159)
                    ---------- ------------- ------------  -----------
   Earnings before
    income taxes   $    9,616  $      5,971  $         -  $    15,587
                    ==========  ============  ===========  ===========
Segment assets     $1,833,737  $    134,098               $ 1,967,835
                    ==========  ============               ===========
Goodwill           $  750,722  $      5,757               $   756,479
                    ==========  ============               ===========





                      For the Three Months Ended September 30, 2005
                   ---------------------------------------------------
                   Acute Care  Health Choice Eliminations Consolidated
                   ----------- ------------- ------------ ------------
Acute care revenue $  284,098  $          -  $         -  $   284,098
Premium revenue             -        89,418            -       89,418
Revenue between
 segments               1,878             -       (1,878)           -
                    ---------- -------------  ----------- ------------
   Net revenue        285,976        89,418       (1,878)     373,516

Salaries and
 benefits             107,280         2,207            -      109,487
Supplies               43,959            53            -       44,012
Medical claims              -        77,905       (1,878)      76,027
Other operating
 expenses              46,133         3,008            -       49,141
Provision for bad
 debts                 37,108             -            -       37,108
Rentals and leases      8,267           248            -        8,515
Hurricane-related
 expenses               4,762             -            -        4,762
                    ---------- ------------- ------------  -----------
   Adjusted EBITDA
    (1)                38,467         5,997            -       44,464

Interest expense,
 net                   16,597             -            -       16,597
Depreciation and
 amortization          18,830           798            -       19,628
Management fees           908             -            -          908
                    ---------- ------------- ------------  -----------
Earnings before
 loss on disposal
 of assets,
 minority
 interests and
 income taxes           2,132         5,199            -        7,331
Loss on disposal
 of assets, net          (151)            -            -         (151)
Minority interests        163             -            -          163
                    ---------- ------------- ------------  -----------
   Earnings before
    income taxes   $    2,144  $      5,199  $         -  $     7,343
                    ==========  ============  ===========  ===========
Segment assets     $1,756,404  $     96,320               $ 1,852,724
                    ==========  ============               ===========
Goodwill           $  748,618  $      5,757               $   754,375
                    ==========  ============               ===========




(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, gain (loss) on disposal of assets, minority interests and management fees. Management fees represent advisory fees to Texas Pacific Group (TPG), the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)

                          For the Year Ended September 30, 2006
                   ---------------------------------------------------
                   Acute Care  Health Choice Eliminations Consolidated
                   ----------- ------------- ------------ ------------
Acute care revenue $1,219,474      $      -     $      -   $1,219,474
Premium revenue             -       406,522            -      406,522
Revenue between
 segments              10,857             -      (10,857)           -
                    ---------- -------------     -------- ------------
   Net revenue      1,230,331       406,522      (10,857)   1,625,996

Salaries and
 benefits             457,540        12,631            -      470,171
Supplies              187,515           284            -      187,799
Medical claims              -       354,517      (10,857)     343,660
Other operating
 expenses             233,041        13,284            -      246,325
Provision for bad
 debts                141,774             -            -      141,774
Rentals and leases     33,874         1,082            -       34,956
Business
 interruption
 insurance
 recoveries            (8,974)            -            -       (8,974)
                    ---------- ------------- ------------   ----------
   Adjusted EBITDA
    (1)               185,561        24,724            -      210,285

Interest expense,
 net                   69,687             -            -       69,687
Depreciation and
 amortization          68,539         3,386            -       71,925
Management fees         4,189             -            -        4,189
                    ---------- ------------- ------------   ----------
Earnings before
 gain (loss) on
 disposal of
 assets, minority
 interests and
 income taxes          43,146        21,338            -       64,484
Gain (loss) on
 disposal of
 assets, net              953           (54)           -          899
Minority interests     (3,546)            -            -       (3,546)
                    ---------- ------------- ------------   ----------
   Earnings before
    income taxes   $   40,553      $ 21,284     $      -   $   61,837
                    ==========      ========     ========   ==========
Segment assets     $1,833,737      $134,098                $1,967,835
                    ==========      ========                ==========
Capital
 expenditures      $  146,299      $    629                $  146,928
                    ==========      ========                ==========
Goodwill           $  750,722      $  5,757                $  756,479
                    ==========      ========                ==========




                          For the Year Ended September 30, 2005
                   ---------------------------------------------------
                   Acute Care  Health Choice Eliminations Consolidated
                   ----------- ------------- ------------ ------------
Acute care revenue $1,170,483  $          -  $         -  $ 1,170,483
Premium revenue             -       353,244            -      353,244
Revenue between
 segments               8,475             -       (8,475)           -
                    ---------- -------------  ----------- ------------
   Net revenue      1,178,958       353,244       (8,475)   1,523,727

Salaries and
 benefits             431,609        10,564            -      442,173
Supplies              184,676           199            -      184,875
Medical claims              -       310,679       (8,475)     302,204
Other operating
 expenses             200,411        11,287            -      211,698
Provision for bad
 debts                133,870             -            -      133,870
Rentals and leases     31,849           901            -       32,750
Hurricane-related
 expenses               4,762             -            -        4,762
                    ---------- ------------- ------------  -----------
   Adjusted EBITDA
    (1)               191,781        19,614            -      211,395

Interest expense,
 net                   66,002             -            -       66,002
Depreciation and
 amortization          67,840         3,197            -       71,037
Management fees         3,791             -            -        3,791
                    ---------- ------------- ------------  -----------
Earnings before
 loss on disposal
 of assets,
 minority
 interests and
 income taxes          54,148        16,417            -       70,565
Loss on disposal
 of assets, net          (231)            -            -         (231)
Minority interests     (2,891)            -            -       (2,891)
                    ---------- ------------- ------------  -----------
   Earnings before
    income taxes   $   51,026  $     16,417  $         -  $    67,443
                    ==========  ============  ===========  ===========
Segment assets     $1,756,404  $     96,320               $ 1,852,724
                    ==========  ============               ===========
Capital
 expenditures      $  141,625  $        743               $   142,368
                    ==========  ============               ===========
Goodwill           $  748,618  $      5,757               $   754,375
                    ==========  ============               ===========




(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, gain (loss) on disposal of assets, minority interests and management fees. Management fees represent advisory fees to TPG, the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
      Consolidated Financial and Operating Data (1) (Unaudited)

                                  Three Months Ended    Year Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                    2006     2005     2006     2005
                                  --------- -------- -------- --------
Consolidated Hospitals (1):
Number of hospitals at end of
 period                                 14       14       14       14
Beds in service at end of period     2,206    2,219    2,206    2,219
Average length of stay (days)          4.5      4.4      4.6      4.4
Occupancy rates (average beds in
 service)                             48.8%    46.3%    50.9%    48.3%
Admissions                          22,105   21,356   88,701   88,836
   Percentage change                   3.5%            (0.2%)
Adjusted admissions                 36,254   35,832  144,929  145,346
   Percentage change                   1.2%            (0.3%)
Patient days                        98,679   94,491  404,292  393,523
Adjusted patient days              156,357  152,804  638,192  620,717
Outpatient revenue as a % of
 gross patient revenue                36.7%    37.7%    36.2%    35.7%

(1) Consolidated financial and operating data is presented on a same facility basis for the periods presented.




                         IASIS HEALTHCARE LLC
   Supplemental Consolidated Statements of Operations Information
                              (Unaudited)
                            (in thousands)

                                Three Months Ended     Year Ended
                                  September 30,       September 30,
                                ------------------ -------------------
                                   2006     2005     2006      2005
                                  -------  -------  --------  --------
Consolidated Results:
Net earnings                     $11,054  $ 4,371  $ 39,549  $ 40,592
Add:
   Interest expense, net          17,312   16,597    69,687    66,002
   Income tax expense              4,533    2,972    22,288    26,851
   Depreciation and
    amortization                  17,258   19,628    71,925    71,037
   (Gain) loss on disposal of
    assets, net                   (1,740)     151      (899)      231
   Minority interests              1,159     (163)    3,546     2,891
   Management fees                 1,047      908     4,189     3,791
                                  -------  -------  --------  --------
Adjusted EBITDA (1)              $50,623  $44,464  $210,285  $211,395
                                  =======  =======  ========  ========




(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, (gain) loss on disposal of assets, minority interests and management fees. Management fees represent advisory fees to TPG, the Company's majority financial sponsor. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
  Supplemental Operating Measures Adjusted for Comparative Analysis
                              (Unaudited)

                Three Months Ended September 30, 2006
           (in thousands, except for statistical measures)

                                     Non-GAAP                 Non-GAAP
                           Uninsured Adjusted      GAAP %       % of
                   GAAP    Discounts  Amounts        of       Revenue
                  Amounts      (2)      (3)       Revenue       (3)
                 --------- --------- --------- -------------- --------
                                                2006   2005    2006
                                               ------- ------ --------

Acute Care
 Segment:
Net revenue (1)  $303,429   $13,533  $316,962   100.0% 100.0%   100.0%
Salaries and
 benefits         115,599         -   115,599    38.1   37.5     36.5
Supplies           43,967         -    43,967    14.5   15.4     13.9
Other operating
 expenses          60,880         -    60,880    20.1   16.1     19.2
Provision for
 bad debts         31,472    13,533    45,005    10.4   13.0     14.2
Rentals and
 leases             8,416         -     8,416     2.8    2.9      2.7
Net patient
 revenue per
 adjusted
 admission       $  8,212   $   373  $  8,585
Percentage
 change from
 prior year           4.9%                9.7%




(1) Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2) Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented a company-wide uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $13.5 million of uninsured discounts during the fourth quarter of fiscal 2006.

(3) Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods (non-GAAP financial measures). Management believes these non-GAAP financial measures are useful to investors for the purpose of providing disclosures of our results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, investors are encouraged to use GAAP measures when evaluating financial performance or liquidity.




                         IASIS HEALTHCARE LLC
  Supplemental Operating Measures Adjusted for Comparative Analysis
                              (Unaudited)
                    Year Ended September 30, 2006
           (in thousands, except for statistical measures)

                                     Non-GAAP                 Non-GAAP
                          Uninsured  Adjusted      GAAP %       % of
                 GAAP     Discounts   Amounts        of       Revenue
                Amounts       (2)       (3)        Revenue      (3)
              ----------- --------- ----------- ------------- --------
                                                2006   2005    2006
                                                ------ ------ --------

Acute Care
 Segment:
Net revenue
 (1)          $1,230,331   $20,306  $1,250,637  100.0% 100.0%   100.0%
Salaries and
 benefits        457,540         -     457,540   37.2   36.6     36.6
Supplies         187,515         -     187,515   15.2   15.7     15.0
Other
 operating
 expenses        233,041         -     233,041   18.9   17.0     18.6
Provision for
 bad debts       141,774    20,306     162,080   11.5   11.4     13.0
Rentals and
 leases           33,874         -      33,874    2.8    2.7      2.7
Net patient
 revenue per
 adjusted
 admission    $    8,325   $   140  $    8,465
Percentage
 change from
 prior year          4.8%                  6.5%




(1) Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2) Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented a company-wide uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $20.3 million of uninsured discounts during fiscal year 2006.

(3) Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods (non-GAAP financial measures). Management believes these non-GAAP financial measures are useful to investors for the purpose of providing disclosures of our results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, investors are encouraged to use GAAP measures when evaluating financial performance or liquidity.

    CONTACT: IASIS Healthcare(R) LLC, Franklin
             Investor contact:
             Chief Financial Officer
             W. Carl Whitmer, 615-844-2747
             or
             News media contact:
             Vice-President, Marketing & Communications
             Tomi Galin, 615-467-1255